Provision for Income Taxes	3 Months Ended
Mar. 31, 2016
Provision for Income Taxes [Abstract]
PROVISION FOR INCOME TAXES

NOTE 10: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the three months ended March 31, 2016 and 2015 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of March 31, 2016	As of December 31, 2015
Deferred tax assets:
Net operating loss before non-deductible items	$(38,244)	$(36,028)
Tax rate	34%	34%
Total deferred tax assets	13,003	12,250
Less: Valuation allowance	(13,003)	(12,250)

Net deferred tax assets	$-	$-

As of March 31, 2016, the Company has a net operating loss carry forward of $38,244 expiring through 2036. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $753 in the three months ended March 31, 2016.